UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 3, 2009

CHINA GREEN AGRICULTURE, INC.
(Exact name of Registrant as specified in charter)

Nevada	000-18606	36-3526027
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

3rd Floor, Borough A, Block A.
No.181 South Taibai Road
Xi’an, Shaanxi Province
People’s Republic of China 710065
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (011)-86-29-88266368

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 3, 2009, China Green Agriculture, Inc. (the “Company”) received approval for the listing of its common stock on the New York Stock Exchange (the “NYSE”).  The Company previously provided written notice to NYSE Amex LLC (the “NYSE Amex”) that the Company expects to voluntarily cease trading its common stock on the NYSE Amex effective after the close of business on Friday, December 4, 2009 and transfer its listing to the NYSE.  The Company expects trading to commence on the NYSE on Monday, December 7, 2009.  The Company’s common stock will continue to trade under the ticker symbol “CGA”.

A copy of the Company’s press release announcing its expected transfer to the NYSE is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following is filed as an exhibit to this report:

Exhibit No.	Description

99.1	Press Release, dated December 3, 2009

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2009	CHINA GREEN AGRICULTURE, INC.
(Registrant)

	By:	/s/ Tao Li
Tao Li
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated December 3, 2009